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     As filed with the Securities and Exchange Commission on June 28, 1999
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of report (Date of earliest event reported):  June 11, 1999


                              GENESIS DIRECT, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

            0-24173                                     22-3449666
      (Commission File Number)             (I.R.S. Employer Identification No.)


     100 Plaza Drive, Secaucus, NJ                         07094
(Address of Principal Executive Offices)                (Zip Code)



                                 (201) 867-2800
              (Registrant's Telephone Number, Including Area Code)

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Item 2.  Acquisition or Disposition of Assets.

         On April 23, 1999, Genesis Direct Memphis Operations, LLC and Genesis Direct Memphis Services, LLC (each a subsidiary of the Registrant), the Registrant and Toysrus.com, LLC ("Buyer") entered into a Purchase Agreement providing for the acquisition by Buyer of certain assets and liabilities of the Sellers relating to Sellers' distribution center located in Memphis, Tennessee, for a purchase price of $30,000,000 payable in cash. The acquisition was consummated on June 11, 1999. In connection with the disposition, the Registrant and the Buyer entered into a Fulfillment Services Agreement pursuant to which the Buyer will provide fulfillment services for Registrant's business.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)  Financial Statements of Business Acquired.
         -----------------------------------------

         Not applicable.

    (b)  Pro Forma Financial Information.
         -------------------------------

         See Exhibit 99.1

    (c)  Exhibits.
         --------

         The following exhibits are filed herewith:


         Exhibit
         -------
           No.                        Description
           ---                        -----------
           99.1       Pro Forma Financial Statements
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GENESIS DIRECT, INC.

                              By:     /s/ Ronald Benanto
                                  --------------------------------------------
                                  Ronald Benanto
                                  Vice President and Chief Financial Officer

Date: June 28, 1999